                                                                    Exhibit 10.7


                                    PERSHING


                                MARGIN AGREEMENT


To: Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation:

In consideration of your accepting and carrying for the undersigned one or more accounts introduced to you by my broker, bank or other introducing firm ("Introducing Firm"), the undersigned agrees as follows:

ROLE OF PERSHING
1. You are carrying the accounts of the undersigned as clearing broker pursuant to a cleaning agreement with introducing Firm. Until receipt from the undersigned of written notice to the contrary, you may accept from Introducing Firm, without inquiry or investigation, (i) orders for the purchase or sale of securities and other property on margin or otherwise, and (ii) any other instructions concerning said accounts. Notices to the undersigned concerning margin requirements or other matters related to the undersigned's accounts usually will go through undersigned's Introducing Firm although direct notice to the undersigned with duplicate notice to undersigned's introducing Firm may occur if market conditions, time constraints or other circumstances require it. You shall not be responsible or liable for any acts or omissions of Introducing Firm or its employees. I understand that Pershing provides no investment advice nor do you give advice or offer any opinion with respect to the suitability of any transaction or order. I understand that my Introducing Firm is not acting as the agent of Pershing and I agree that I will in no way hold Pershing, Donaldson, Lufkin & Jenrette Securities Corporation, its other Divisions, and its Officers, Directors and Agents liable for any trading losses incurred by me.

APPLICABLE RULES AND REGULATIONS
2. All transactions for the undersigned shall be subject to the constitution, rules, regulations, customs and usages of the exchange or market and its clearing house, if any, where executed by you or your agents, including your subsidiaries and affiliates.

DEFINITIONS
3. For purposes of this agreement "securities, commodities and other property," as used herein shall include, but not be limited to money, securities, and commodities of every kind and nature and all contracts and options relating thereto, whether for present or future delivery.

LIEN
4. All securities, commodities and other property of the undersigned which you may at any time be carrying for the undersigned, or which may at any time be in your possession or under your control, shall be subject to a general lien and security interest in your favor for the discharge of all the undersigned's indebtedness and other obligations to you, without regard to your having made any advances in connection with such securities and other property and without regard to the number of accounts the undersigned may have with you. In enforcing your lien, you shall have the discretion to determine when securities and property are to be sold and which contracts are to be closed.

LIQUIDATION
5. If, in your discretion you consider it necessary for your protection to require additional collateral or in the event that a petition in bankruptcy, or for an appointment of a receive is filed by or against the undersigned, or an attachment is levied against the accounts of the undersigned, or in the event of the death of the undersigned, you shall have the right to sell any or all securities, commodities and other property in the accounts of the undersigned with you, whether carried individually or jointly with others, to buy any or all securities, commodities and other property which may be short in such accounts, to cancel any open orders and to close any or all outstanding contracts, all without demand for margin or additional margin, notice of sale or purchase or other notice or advertisement. Any such sales or purchases may be made at your discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and you may be the purchasers for your own account. It being understood that a prior demand, or call, or prior notice of the time and place of such sale or purchase shall not be considered a waiver of your right to sell or buy without demand or notice.

PAYMENT OF INDEBTEDNESS UPON DEMAND AND LIABILITY FOR COSTS OF COLLECTION
6. The undersigned shall at all times be liable for the payment upon demand of any debit balance or other obligations owing in any of the accounts of the undersigned with you and the undersigned shall e liable to you for any deficiency remaining in any such accounts in the event of the liquidation thereof, in whole or in part, by you or by the undersigned; and, the undersigned shall make payments of such obligations and indebtedness upon demand. The reasonable costs and expense of collection of the debit balance, recovery of securities, and any unpaid deficiency in the accounts of the undersigned with you, including, but not limited to, attorney's fees, incurred and payable or paid by you shall be payable to you by the undersigned.

PLEDGE OF SECURITIES
7. All securities, commodities and other property now or hereafter held, carried or maintained by you in your possession in any of the accounts of the undersigned may be pledged and repledged by you from time to time, without notice to the undersigned, either separately or in common with other such securities, commodities and other property for any amount due in the accounts of the undersigned, or for any greater amount, and you may do so without retaining to your possession or control for delivery a like amount of similar securities, commodities or their property.

MARGIN REQUIREMENTS, CREDIT CHARGES AND CREDIT INVESTIGATION
8. The undersigned will at all times maintain such securities, commodities and other property in the accounts of the undersigned for margin purposes as you shall require from time to time and the monthly debit balances or adjusted balances in the accounts of the undersigned with you shall be charged, in accordance with your practice, with interest at a rate permitted by the laws of the

State of New York. It is understood that the interest charge made to the undersigned's account at the close of a charge period will be added to the opening balance for the next charge period unless paid.

     I acknowledge receipt from my introducing Firm of the disclosure statement which explains the conditions under which interest can be charged to my account, the annual rate of interest, how debit balances are determined and the methods of computing interest.

     You may exchange credit information about the undersigned with others. You may request a credit report on the undersigned and upon request, you will state the name and address of the consumer reporting agency that furnished it. If you extend, update or renew the undersigned's credit, you may request a new credit report without telling the undersigned.

COMMUNICATIONS
9. Communications may be sent to the undersigned at the current address of the undersigned, which is on file at your office, or at such other address as the undersigned may hereafter give you in writing, or through my Introducing Firm, and all communications, so sent, whether by mail, telegraph, messenger or otherwise, shall be deemed given to the undersigned personally, whether actually received or not.

SCOPE AND TRANSFERABILITY
10. This agreement shall cover individually and collectively all accounts which the undersigned may open or reopen with you, and shall inure to the benefit of their successors whether by merger, consolidation or otherwise, and assigns, and you may transfer the accounts of the undersigned to your successors and assigns, and this agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

NON-INVESTMENT ADVICE
11. The undersigned acknowledges that you will not provide the undersigned with any legal, tax or accounting advice, that your employees are not authorized to give any such advice and that the undersigned will not solicit or rely upon any such advice from you or your employees whether in connection with transactions in or for any of the accounts of the undersigned or otherwise. In making legal, tax or accounting decisions with respect to transactions in or for the accounts of the undersigned or any other matter, the undersigned will consult with an rely upon its own advisors and not you, and you shall have no liability therefor.

EXTRAORDINARY EVENTS
12. You shall not be liable for loss caused directly or indirectly by government restrictions, exchange or market rulings, suspension of trading, ware, strikes or other conditions beyond your control.

REPRESENTATIONS AS TO CAPACITY TO ENTER INTO AGREEMENT
13. The undersigned, if an individual, represents that the undersigned is of full age, that unless otherwise disclosed to you in writing, the undersigned is not an employee of any exchange, or of any corporation of which any exchange owns a majority of the capital stock, or of a member firm or member corporation registered on any exchange or of a bank, trust company, insurance company, or of any corporations, firm or individual engaged in the business of dealing either as broker or as principal in securities, bills of exchange, acceptances or other forms of commercial paper. The undersigned further represents that no one except the undersigned has an interest in the account or accounts of the undersigned with you.

JOINT AND SEVERAL LIABILITY
14. If the undersigned shall consist of more than one individual, their obligations under this agreement shall be joint and several. The undersigned have executed the Joint Account Agreement and made the election required therein.

OPTION TRANSACTIONS
15. If at any time the undersigned shall enter into any transaction for the purchase or sale of an option contract, the undersigned hereby agrees to first obtain from the Introducing Firm the then current disclosure statements of the Options Clearing Corporation and further agrees to abide by the rules of any national securities association, registered securities exchange or clearing organization applicable to the trading of option contracts and, acting alone or in concert, will not violate the position or exercise limitation rules of any such association or exchange or of the Options Clearing Corporation or other clearing organization.

SEPARABILITY
16. If any provision or condition of this agreement shall be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition. The validity of the remaining provisions and conditions shall not be affected thereby and this agreement shall be carried out as if any such invalid or unenforceable provision or condition were not contained herein.

HEADINGS ARE DESCRIPTIVE
17. The heading of each provision hereof is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations set forth in each such provision.

ASSIGNMENT OF PERSHING'S RIGHTS UNDER THIS AGREEMENT TO INTRODUCING FIRM
18. The undersigned agrees that any rights that Pershing has under this agreement, including but not limited to the right, to collect any debit balance or other obligations owing in any of the accounts of the undersigned may be assigned to the Introducing Firm of the undersigned so that the undersigned's Introducing Firm may collect from the undersigned independently or joined with Pershing or enforce any other rights granted to Pershing under this agreement.


ARBITRATION DISCLOSURES
19.  -   ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

       - PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

       -   THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL
           FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

       - THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

AGREEMENT TO ARBITRATE CONTROVERSIES
20. IT IS AGREED THAT ANY CONTROVERSY BETWEEN OR AMONG THE UNDERSIGNED, PERSHING AND INTRODUCING FIRM OR ANY OF THEM ARISING OUT OF PERSHING'S OR INTRODUCING FIRM'S BUSINESS OR THIS AGREEMENT, SHALL BE SUBMITTED TO ARBITRATION BEFORE THE NEW YORK STOCK EXCHANGE, INC. OR ANY OTHER NATIONAL SECURITIES EXCHANGE ON WHICH A TRANSACTION GIVING RISE TO THE CLAIM TOOK PLACE (AND ONLY BEFORE SUCH EXCHANGE) OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., AS THE UNDERSIGNED MAY ELECT AND IN ACCORDANCE WITH THE RULES OBTAINING OF THE SELECTED ORGANIZATION. ARBITRATION MUST BE COMMENCED BY SERVICE UPON THE OTHER PARTY OF A WRITTEN DEMAND FOR ARBITRATION OR A WRITTEN NOTICE OF INTENTION TO ARBITRATE, THEREIN ELECTING THE ARBITRATION TRIBUNAL. IN THE EVENT THE UNDERSIGNED DOES NOT MAKE SUCH ELECTION WITHIN FIVE (5) DAYS OF SUCH DEMAND OR NOTICE, THEN THE UNDERSIGNED AUTHORIZES YOU TO DO SO ON BEHALF OF THE UNDERSIGNED.

NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; AND WHO IS A MEMBER OF A PUTATIVE CLASS AND WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; (II) THE CLASS IS DECERTIFIED; OR (III) THE CUSTOMER IS EXCLUDED WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

THE LAWS OF THE STATE OF NEW YORK GOVERN
21. THIS AGREEMENT AND ITS ENFORCEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

LOAN CONSENT

22. BY SIGNING THIS AGREEMENT, THE UNDERSIGNED ACKNOWLEDGES THAT SECURITIES NOT FULLY PAID FOR BY THE UNDERSIGNED MAY BE LOANED TO YOU OR LOANED OUT TO OTHERS.

THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE IN PARAGRAPH 20 ON THIS PAGE. I ACKNOWLEDGE RECEIVING A COPY OF THIS AGREEMENT.


                                   SIGNATURES



(If a Corporation, Partnership or Other Entity)        (If Individual)

GUARDIAN TECHNOLOGIES INTERNATIONAL,
INC.
------------------------------------------     -------------------------------
        (Name of Entity)
                                               -------------------------------
                                               (Second Party if Joint Account)

By     /s/ Oliver L. North
    --------------------------------------

Title     President
      ------------------------------------

DATED      24 June 1996                              ACCOUNT NO.
      --------------------------------------------              ----------------